Filed Pursuant to Rule 497(e)
                                                     1933 Act File No. 333-30470
                                                     1940 Act File No. 811-09815



                            [ARBITRAGE LOGO OMITTED]
                              THE ARBITRAGE FUNDS


                               THE ARBITRAGE FUND

                         CLASS R (NASDAQ SYMBOL: ARBFX)
                         CLASS I (NASDAQ SYMBOL: ARBNX)

                        THE ARBITRAGE EVENT-DRIVEN FUND

                         CLASS R (NASDAQ SYMBOL: AEDFX)
                         CLASS I (NASDAQ SYMBOL: AEDNX)

                         41 Madison Avenue, 28th Floor
                            New York, New York 10010

                                   PROSPECTUS
                                OCTOBER 1, 2010

    The Arbitrage Funds currently offers two fund series to investors -- The Arbitrage Fund and The Arbitrage Event-Driven Fund, both of which have two classes of shares, Class R and Class I. The Classes differ only in their ongoing fees and investment eligibility requirements.

    The Arbitrage Fund seeks to achieve capital growth by engaging in merger arbitrage. The Arbitrage Event-Driven Fund seeks to achieve capital growth by investing in securities of companies that are impacted by corporate events such as mergers, acquisitions, restructurings, recapitalizations, refinancings, reorganizations or other special situations. The investment adviser to the Funds is Water Island Capital, LLC, 41 Madison Avenue, 28th Floor
                           New York, New York 10010.

This Prospectus has the information about the Funds that you should know before investing. Please read it carefully and keep it with your investment records.

--------------------------------------------------------------------------------
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

SUMMARY SECTION ............................................................   3

ADDITIONAL IMPORTANT INFORMATION REGARDING FUND
EXPENSES AND DIVIDENDS ON SHORT POSITIONS ..................................  15

INVESTMENT OBJECTIVE, POLICIES AND RISKS ...................................  17

THE ADVISER ................................................................  24

DISTRIBUTION ARRANGEMENTS ..................................................  26

NET ASSET VALUE ............................................................  26

HOW TO PURCHASE SHARES .....................................................  26

REDEMPTIONS ................................................................  29

EXCHANGING SHARES ..........................................................  33

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS ....................................  33

FINANCIAL HIGHLIGHTS .......................................................  34

SUMMARY SECTION
--------------------------------------------------------------------------------
THE ARBITRAGE FUND

INVESTMENT OBJECTIVE

The Fund seeks to achieve capital growth by engaging in merger arbitrage.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

                                               CLASS R SHARES       CLASS I SHARES
                                               --------------       --------------
Sales Charge (Load) Imposed on Purchases .....      None                None
Deferred Sales Charge (Load) .................      None                None
Sales Charge (Load) Imposed on
  Reinvested Dividends .......................      None                None
Redemption Fee (as a percentage of amount
  redeemed within 30 days of purchase) .......        2%                  2%
Exchange Fee (as a percentage of
  amount exchanged within 30 days of purchase)        2%                  2%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                   CLASS R SHARES       CLASS I SHARES
                                                   --------------       --------------
Management Fees ..................................      1.12%                1.12%
Distribution and/or Service (12b-1) Fees .........      0.25%                 None
Other Expenses ...................................      1.43%                1.43%
  Dividend and Interest Expense on Short Positions      1.17%                1.17%
  All Remaining Other Expenses ...................      0.26%                0.26%
                                                       ------               ------
Total Annual Fund Operating Expenses(1) ..........      2.80%                2.55%
                                                       ======               ======

(1) The Fund has entered into an Expense Waiver and Reimbursement Agreement with the Fund's investment adviser so that total annual operating expenses of the Fund, not including the effects of dividends or interest on short positions, acquired fund fees and expenses, taxes, or other extraordinary expenses, do not exceed 1.69% of the Fund's average daily net assets allocable to the Class R shares and 1.44% of the Fund's average daily net assets allocable to the Class I shares. The agreement remains in effect until August 31, 2015, and thereafter continues until either party terminates it in writing.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                        1 YEAR    3 YEARS    5 YEARS    10 YEARS
                        ----------------------------------------
    Class R Shares       $283       $868      $1,479     $3,128
    Class I Shares       $258       $793      $1,355     $2,885

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expense or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 371% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

In attempting to achieve its objective, the Fund plans to invest at least 80% of its net assets in equity securities of companies (both domestic and foreign) that are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations. Equity securities include common and preferred stock. Merger arbitrage is a highly specialized investment approach designed to profit from the successful completion of corporate reorganizations. The Fund's investment adviser (Adviser) uses investment strategies designed to minimize market exposure including short selling and purchasing and selling options. The most common arbitrage activity, and the approach the Fund generally will use, involves purchasing the shares of an announced acquisition target company at a discount to their expected value upon completion of the acquisition. The Adviser may engage in selling securities short when the terms of a proposed acquisition call for the exchange of common stock and/or other securities. In such a case, the common stock of the company to be acquired may be purchased and, at approximately the same time, an equivalent amount of the acquiring company's common stock and/or other securities may be sold short. The Fund may enter into equity swap agreements for the purpose of attempting to obtain a desired return on, or exposure to, certain equity securities or equity indices in an expedited manner or at a lower cost to the Fund than if the Fund had invested directly in such securities. The Fund generally engages in active and frequent trading of portfolio securities to achieve its principal investment strategies. The Fund will sell or cover a security when the securities of the companies involved in the transaction do not meet the Fund's expected return criteria when gauged by prevailing market prices and the relative risks of the situation.

PRINCIPAL RISKS

As with all mutual funds, investing in the Fund entails risks that could cause the Fund and you to lose money. The principal risks of investing in the Fund are as follows:

o MERGER ARBITRAGE RISKS: The principal risk associated with the Fund's merger arbitrage investment strategy is that the proposed reorganizations in which the Fund invests may be renegotiated or terminated, in which case the Fund may realize losses.

o HIGH PORTFOLIO TURNOVER RISKS: The Fund's investment strategies may result in high turnover rates. This may increase the Fund's brokerage commission costs, which would reduce performance. Rapid portfolio turnover also exposes shareholders to a higher current realization of short-term gains which could cause you to pay higher taxes.

o SHORT SALE/PUT AND CALL OPTIONS RISKS: The Fund may engage in various hedging practices, which by definition entail substantial risks. As stated above, the approach the Fund generally will use involves purchasing the shares of an announced acquisition target company at a discount to their expected value upon completion of the acquisition and, at approximately the same time, an equivalent amount of the acquiring company's common stock and/or other securities may be sold short. But if an acquisition is called off or otherwise not completed, the Fund may realize losses on the shares of the target company it acquired and on its short position in the acquirer's securities. Also, options transactions involve special risks that may make it difficult or impossible to unwind a position when the Fund desires.

o FOREIGN INVESTMENT RISKS: While the Fund attempts to hedge its foreign currency risk, the Fund's investments in foreign securities may be affected to a large degree by fluctuations in currency exchange rates. Its investments in foreign securities may also be affected to a large degree by political or economic conditions in a particular country.

o SWAP RISKS: The Fund may enter into derivatives called equity swaps. Risks associated with swap agreements include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contract's terms and the possible lack of liquidity with respect to the swap agreements. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

ANNUAL TOTAL RETURNS

The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Fund by showing the Fund's performance for each full calendar year over the lifetime of the Fund, and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

PERFORMANCE OF CLASS R SHARES


                              [BAR GRAPH OMITTED]


   8.95%   9.27%  15.18%   0.57%  -0.24%   5.87%   7.14%  -0.63%  10.05%
   2001    2002    2003    2004    2005    2006    2007    2008    2009

During the period shown in the bar chart, the highest return for a quarter was 6.21% during the quarter ended March 31, 2002 and the lowest return for a quarter was -3.65% during the quarter ended September 30, 2004.

The year-to-date return of the Fund's Class R shares through June 30, 2010 is -0.71% .

The performance of Class I shares will differ from that shown above to the extent that the Classes do not have the same expenses or inception dates.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2009

The table on the next page shows how the Fund's average annual total returns for Class R shares and Class I shares compare with those of the Standard & Poor's 500 Index. The table also presents the impact of taxes on the returns of the Fund's Class R shares. After-tax returns are shown for Class R shares only and after-tax returns for Class I shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Return after taxes on distributions measures the effect of taxable distributions, but assumes the underlying shares are held for the entire period. Return after taxes on distributions and sale of Fund shares shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the underlying shares were purchased at the beginning and sold at the end of the period (for purposes of the calculation, it is assumed that income dividends and capital gain distributions are reinvested at net asset value and that the entire account is redeemed at the end of the period, including reinvested amounts). The Fund's return after taxes on distributions and sale of Fund shares may be higher than its returns before taxes or its returns after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have been incurred.

                                            ONE        FIVE         SINCE
                                            YEAR       YEARS      INCEPTION*
                                            ----       -----      ----------
THE ARBITRAGE FUND
     Class R Return Before Taxes ........   10.05%      4.35%        6.04%
     Class R Return After Taxes
       on Distributions .................    9.11%      3.15%        4.86%
     Class R Return After Taxes
       on Distributions and Sale
       of Fund Shares ...................    6.54%      3.04%        4.55%
     Class I Return Before Taxes ........   10.17%      4.55%        4.24%
STANDARD & POOR'S 500 INDEX
  (reflects no deduction for fees,
  expenses, or taxes) ...................   26.46%      0.42%       -0.93%

* The inception date for Class R shares is September 18, 2000, and the inception date for Class I shares is October 17, 2003. The "Since Inception" return reflected for the Standard & Poor's 500 Index is based on the inception date for Class R shares.

INVESTMENT ADVISER

Water Island Capital, LLC is the investment adviser to the Fund.

PORTFOLIO MANAGERS

John S. Orrico, President and Trustee of the Fund, has been a portfolio manager of the Fund since January 2000. Todd W. Munn, Portfolio Manger of the Fund, has been a portfolio manager of the Fund since January 2005. Roger P. Foltynowicz, Portfolio Manger of the Fund, has been a portfolio manager of the Fund since January 2005.

PURCHASE AND SALE OF FUND SHARES

Effective as of 4:00 p.m. Eastern Time July 19, 2010, the Class R shares and the Class I shares of the Fund are closed to new investors, subject to certain exceptions. For more information see the section "How to Purchase Shares - Eligible Purchases" beginning on page 26.

MINIMUM INVESTMENT AMOUNTS CLASS R SHARES -- The minimum initial investment for all types of accounts is $2,000. There is no minimum for subsequent investments other than investments through the Fund's Automatic Investment Plan, which has a $100 minimum for investments.

MINIMUM INVESTMENT AMOUNTS CLASS I SHARES -- The minimum initial investment for all types of accounts is $100,000. There is no minimum for subsequent investments other than investments through the Fund's Automatic Investment Plan, which has a $100 minimum for investments.

You may conduct transactions by mail (Regular Mail to The Arbitrage Funds, c/o DST Systems, Inc., P.O. Box 219842, Kansas City, Missouri 64121-9842, or Express/Overnight Mail to The Arbitrage Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, Missouri 64105), or by telephone at 1-800-295-4485. Transactions will only occur on days the New York Stock Exchange (NYSE) is open. Investors who wish to purchase, exchange or redeem Class R or Class I shares through a broker-dealer should contact the broker-dealer regarding the hours during which orders to purchase, exchange or sell shares of the Fund may be placed. The Fund's transfer agent is open from 9:00 a.m. to 5:00 p.m. Eastern Time for purchase, exchange or redemption orders.

DIVIDENDS, CAPITAL GAINS, AND TAXES

The Fund's distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

THE ARBITRAGE EVENT-DRIVEN FUND

INVESTMENT OBJECTIVE

The Fund seeks to achieve capital growth.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                  CLASS R SHARES       CLASS I SHARES
                                                  --------------       --------------
Sales Charge (Load) Imposed on Purchases .......       None                None
Deferred Sales Charge (Load) ...................       None                None
Sales Charge (Load) Imposed on
   Reinvested Dividends ........................       None                None
Redemption Fee (as a percentage of amount
   redeemed within 30 days of purchase) ........         2%                  2%
Exchange Fee (as a percentage of
  amount exchanged within 30 days of purchase) .         2%                  2%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                   CLASS R SHARES       CLASS I SHARES
                                                   --------------       --------------
Management Fees ................................        1.25%               1.25%
Distribution and/or Service (12b-1) Fees .......        0.25%                None
Other Expenses(1) ..............................        0.56%               0.56%
  Dividend and Interest Expense on Short Positions      0.25%               0.25%
  All Remaining Other Expenses .................        0.31%               0.31%
                                                       ------              ------
Total Annual Fund Operating Expenses ...........        2.06%               1.81%
Fee Waiver(2) ..................................       (0.12%)             (0.12%)
Total Annual Fund Operating Expenses
  After Fee Waiver .............................        1.94%               1.69%
                                                       ======              ======

(1)  Other Expenses are based on estimated amounts for the current fiscal year.
(2) The Fund has entered into an Expense Waiver and Reimbursement Agreement with the Fund's investment adviser so that total annual operating expenses of the Fund, not including the effects of dividends or interest on short positions, acquired fund fees and expenses, taxes, or other extraordinary expenses, do not exceed 1.69% of the Fund's average daily net assets allocable to the Class R shares and 1.44% of the Fund's average daily net assets allocable to the Class I shares. The agreement remains in effect until August 31, 2015, and thereafter continues until either party terminates it in writing.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver for the periods indicated. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                         1 YEAR         3 YEARS
                         ----------------------
Class R Shares            $197            $609
Class I Shares            $172            $533

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities ( or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expense or in the example, affect the Fund's performance.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in equity and debt securities of companies whose prices we believe are or will be impacted by a corporate event. Specifically, the Fund employs investment strategies designed to capture price movements generated by publicly announced or anticipated corporate events such as investing in companies involved in mergers, acquisitions, asset sales, restructurings, refinancings, recapitalizations, reorganizations or other special situations. The Fund may invest in both U.S. and non-U.S. securities.

In order to achieve its investment objective, the Fund may utilize investment strategies such as merger arbitrage, convertible arbitrage and capital structure arbitrage in order to profit from event-driven opportunities. These investment strategies are described more fully below.

MERGER ARBITRAGE: Merger arbitrage is a highly specialized investment approach designed to profit from the successful completion of mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations. The most common arbitrage activity, and the approach the Fund generally will use, involves purchasing the shares of an announced acquisition target company at a discount to their expected value upon completion of the acquisition. The Fund's investment adviser may engage in selling securities short when the terms of a proposed acquisition call for the exchange of common stock and/or other securities. In such a case, the common stock of the company to be acquired may be purchased and, at approximately the same time, an equivalent amount of the acquiring company's common stock and/or other securities may be sold short.

CONVERTIBLE ARBITRAGE: Convertible arbitrage is a specialized strategy that seeks to profit from mispricings between a firm's convertible securities and its underlying equity. The most common convertible arbitrage approach, and the strategy the Fund generally will use, matches a long position in the convertible security with a short position in the underlying common stock. The Fund seeks to purchase convertible securities at discounts to their expected future values and sell short shares of the underlying common stock in order to mitigate equity market movements. As stock prices rise and the convertible security becomes more equity sensitive, the Fund will sell short additional common shares in order to maintain the relationship between the convertible and the underlying common stock. As stock prices fall, the Fund will typically buy back a portion of shares which it had sold short. Positions are typically designed to earn income from coupon or dividend payments, and from the short sale of common stock.

CAPITAL STRUCTURE ARBITRAGE: Capital structure arbitrage seeks to profit from relative pricing discrepancies between related debt and/or equity securities. For example, the Fund may purchase a senior secured security of an issuer and sell short an unsecured security of the same issuer. In this example the trade would be profitable if credit quality spreads widened or if the issuer went bankrupt and the recovery rate for the senior debt was higher. Another example might involve the Fund purchasing one class of common stock while selling short a different class of common stock of the same issuer. It is expected that, over time, the relative mispricing of the securities will disappear, at which point the position will be liquidated.

The Fund generally engages in active and frequent trading of portfolio securities to achieve its principal investment objective. The Fund will sell or cover a security when the securities of the companies involved in the transaction do not meet the Fund's expected return criteria when gauged by prevailing market prices and the relative risks of the situation.

PRINCIPAL RISKS

As with all mutual funds, investing in the Fund entails risks that could cause the Fund and you to lose money. The following is a summary description of certain risks of investing in the Fund.

MERGER ARBITRAGE RISKS: The principal risk associated with the Fund's merger arbitrage investment strategy is that the proposed reorganizations in which the Fund invests may be renegotiated or terminated, in which case the Fund may realize losses.

CONVERTIBLE SECURITY RISKS: Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Because convertible securities are higher in the firm's capital structure than equity, convertible securities are generally not as risky as the equity securities of the same issuer. However, convertible securities may gain or lose value due to changes in interest rates and other general economic conditions, industry fundamentals, market sentiment and changes in the issuer's operating results, financial statements and credit ratings.

SHORT SALE RISKS: The Fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. It is possible that the Fund's long positions will decline in value at the same time that the value of its short positions increase, thereby increasing potential losses to the Fund. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The Fund's investment performance will also suffer if it is required to close out a short position earlier than it had intended. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing. These expenses may negatively impact the performance of the Fund. Short positions introduce more risk to the Fund than long positions (purchases) because the maximum sustainable loss on a security purchased (held long) is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. Therefore, in theory, securities sold short have unlimited risk.

DEBT RISKS: The Fund may invest in convertible and non-convertible debt securities, including high yield fixed-income securities, also known as "junk bonds". Investments in junk bonds are subject to greater credit risks than securities with credit ratings above investment grade and have a greater risk of default than investment grade debt securities. Junk bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments.

INTEREST RATE RISKS: Prices of debt securities and preferred stocks tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect prices of these securities and, accordingly, the Fund's share price.

FOREIGN SECURITIES RISKS: The securities of foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. The costs associated with securities transactions are often higher in foreign countries than the U.S. The U.S. dollar value of foreign securities traded in foreign currencies (and any dividends and interest earned) held by the Fund or by mutual funds in which the Fund invests may be affected favorably or unfavorably by changes in foreign currency exchange rates. An increase in the U.S. dollar relative to these other currencies will adversely affect the Fund. Additionally, investments in foreign securities, even those publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments. Foreign companies may not be subject to the same regulatory requirements of U.S. companies, and as a consequence, there may be less publicly available information about such companies. Also, foreign companies may not be subject to uniform accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. Foreign governments and foreign economies often are less stable than the U.S. Government and the U.S. economy.

HIGH PORTFOLIO TURNOVER RISKS: The Fund's investment strategies may result in high turnover rates. This may increase the Fund's brokerage commission costs, which would reduce performance. Rapid portfolio turnover also exposes shareholders to a higher current realization of short-term gains which could cause you to pay higher taxes.

PERFORMANCE INFORMATION

Performance information for the Fund will be provided once it has annual returns for a full calendar year. Please remember that the Fund's past performance (before and after taxes) is not necessarily an indication of its future performance. It may perform better or worse in the future.

INVESTMENT ADVISER

Water Island Capital, LLC is the investment adviser to the Fund.

PORTFOLIO MANAGERS

John S. Orrico, Gregory Loprete, Todd W. Munn and Roger P. Foltynowicz have been the portfolio managers of the Fund since its inception.

PURCHASE AND SALE OF FUND SHARES

MINIMUM INVESTMENT AMOUNTS CLASS R SHARES -- The minimum initial investment for all types of accounts is $2,000. There is no minimum for subsequent investments other than investments through the Fund's Automatic Investment Plan, which has a $100 minimum for investments.

MINIMUM INVESTMENT AMOUNTS CLASS I SHARES -- The minimum initial investment for all types of accounts is $100,000. There is no minimum for subsequent investments other than investments through the Fund's Automatic Investment Plan, which has a $100 minimum for investments.

You may conduct transactions by mail (Regular Mail to The Arbitrage Funds, c/o DST Systems, Inc., P.O. Box 219842, Kansas City, Missouri 64121-9842, or Express/Overnight Mail to The Arbitrage Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, Missouri 64105), or by telephone at 1-800-295-4485. Transactions will only occur on days the New York Stock Exchange (NYSE) is open. Investors who wish to purchase, exchange or redeem Class R or Class I shares through a broker-dealer should contact the broker-dealer regarding the hours during which orders to purchase, exchange or sell shares of the Fund may be placed. The Fund's transfer agent is open from 9:00 a.m. to 5:00 p.m. Eastern Time for purchase, exchange or redemption orders.

DIVIDENDS, CAPITAL GAINS, AND TAXES

The Fund's distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

ADDITIONAL IMPORTANT INFORMATION
REGARDING FUND EXPENSES AND
DIVIDENDS ON SHORT POSITIONS
--------------------------------------------------------------------------------
When a Fund sells a security short, the Fund borrows the security from a lender and then sells the security in the general market. A Fund is obligated to pay any dividend declared during the period in which the Fund maintains the short position to the lender from which the Fund borrowed the security and the Fund is obligated to record the payment of the dividend as an expense. Dividend expenses are not fees charged to shareholders by a Fund or any Fund service provider but are similar to finance charges incurred by the Fund in borrowing transactions. Dividends, whether earned by a Fund on long positions, or paid by a Fund on short positions, are taken into account by the Adviser when calculating the return potential of merger arbitrage investments.

THE ARBITRAGE FUND

Excluding the effect of expenses attributable to dividends and interest on short positions, The Arbitrage Fund's total annual operating expenses (expenses that are deducted from Fund assets) were as set forth below. Please refer to the table in the Fund's "Fees and Expenses" discussion on page 3 for details on the Fund's Total Annual Operating Expenses including the effect of expenses attributable to dividends and interest on short positions, and see the accompanying footnote for details relating to the Expense Waiver and Reimbursement Agreement.

                                                  CLASS R SHARES       CLASS I SHARES
                                                  --------------       --------------
Management Fees .................................      1.12%               1.12%
Distribution and/or Service (12b-1) Fees ........      0.25%               None
Other Expenses, Excluding Dividend and
      Interest Expense on Short Positions .......      0.26%               0.26%
                                                      ------               -----
Total Annual Fund Operating Expenses,
      Excluding Effect of Dividend and Interest
      Expense on Short Positions ................      1.63%               1.38%
                                                      ======               =====

THE ARBITRAGE EVENT-DRIVEN FUND

Excluding the effect of expenses attributable to dividends and interest on short positions, The Arbitrage Event-Driven Fund's total annual operating expenses (expenses that are deducted from Fund assets) were as set forth below. Please refer to the table in the Fund's "Fees and Expenses" discussion on page 9 for details on the Fund's Total Annual Operating Expenses including the effect of expenses attributable to dividends and interest on short positions, and see the accompanying footnote for details relating to the Expense Waiver and Reimbursement Agreement.

                                                  CLASS R SHARES       CLASS I SHARES
                                                  --------------       --------------
Management Fees ..................................     1.25%               1.25%
Distribution and/or Service (12b-1) Fees .........     0.25%               None
Other Expenses, Excluding Dividend and
      Interest Expense on Short Positions ........     0.31%               0.31%
                                                      -----               -----
Total Annual Fund Operating Expenses,
      Excluding Effect of Dividend and Interest
      Expense on Short Positions .................     1.81%               1.56%
Fee Waiver .......................................    (0.12%)             (0.12%)
Total Annual Fund Operating Expenses
      After Fee Waiver ...........................     1.69%               1.44%
                                                      =====               =====

INVESTMENT OBJECTIVE,
POLICIES AND RISKS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Arbitrage Fund seeks to achieve capital growth by engaging in merger arbitrage.

The Arbitrage Event-Driven Fund seeks to achieve capital growth by investing in equity and debt securities of companies that are impacted by corporate events such as mergers, acquisitions, restructurings, refinancings, recapitalizations, reorganizations or other special situations.

Each of the Funds may change its investment objective without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES AND POLICIES

THE ARBITRAGE FUND

To achieve its investment objective, the Fund, under normal market conditions, will invest at least 80% of its net assets in equity securities of companies (both domestic and foreign) involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spinoffs, liquidations and other types of corporate reorganizations (all referred to as "corporate reorganizations"). Equity securities include common and preferred stock.

Merger arbitrage refers to the investment practice of capturing the difference between the end value of a corporate reorganization and the prevailing market prices of the securities of the companies involved prior to the consummation of the reorganization. It is a highly specialized investment approach designed to profit from the successful completion of such reorganizations.The discrepancy in value is attributable to risks that are inherent in corporate reorganizations, which include the possibility the transaction will not be completed and the time it takes for corporate reorganizations to be completed.


The Fund continuously monitors not only the investment positions owned by the Fund, but also other potential mergers and corporate reorganizations. This enables the Fund to make timely and informed investment decisions if market prices of other securities adjust enough for the Fund to make new investments for its own portfolio. The Adviser expects the Fund's assets to be diversified in various industries; however if a large percentage (i.e., at least 50%) of mergers taking place within the U.S. are within one industry (e.g. banking or telecommunications) over a given period of time, a large portion of the Fund's assets could be concentrated in that industry for that period of time.

The most common arbitrage activity, and the approach the Fund generally will use, involves purchasing the shares of an announced acquisition target at a discount to their expected value upon completion of the acquisition. The Adviser will carefully evaluate all potential arbitrage investment opportunities examining each situation's return characteristics together with its risk profile. As an important part of this investment process, the Fund systematically reduces market exposure by employing various hedging strategies, as discussed below.

The Fund generally engages in active and frequent trading of portfolio securities to achieve its principal investment strategies. When determining whether to sell or cover a security, the Adviser continuously reviews and rationalizes each investment's risk versus its reward relative to its predetermined exit strategy. The Fund will sell or cover a security when the securities of the companies involved in the transaction do not meet the Fund's expected return criteria when gauged by prevailing market prices and the relative risks of the situation.

The principal hedging strategies that the Fund employs are short selling and engaging in put and call options.

SHORT SALES: The Adviser may engage in selling securities short when the terms of a proposed acquisition call for the exchange of common stock and/or other securities. In such a case, the common stock of the company to be acquired may be purchased and, at approximately the same time, an equivalent amount of the acquiring company's common stock and/or other securities may be sold short. The Fund will make these short sales with the intention of later closing out (or covering) the short position with the securities of the acquiring company received when the acquisition is consummated. The purpose of the short sale is to protect against a decline in the market value of the acquiring company's securities prior to the acquisition's completion. At all times when the Fund does not own securities which are sold short, the Fund will maintain collateral consisting of cash, cash equivalents and liquid securities equal in value on a daily marked-to-market basis to the securities sold short.

                              PUT AND CALL OPTIONS
                                  (Definition)

 A short-term contract that gives the purchaser of the option the right to sell
   (put) or buy (call) the underlying security at any time before the option expires in return for a premium.

PUT AND CALL OPTIONS: The Adviser may engage in purchasing and/or selling put and call options in an effort to reduce the risks associated with some of its investments. A put option is a short-term contract which gives the purchaser of the option, in return for a premium paid, the right to sell the underlying security at a specified price upon exercise of the option at any time prior to the expiration of the option. The market price of a put option normally will vary inversely with the market price of the underlying security. Consequently, by purchasing put options on securities the Fund has purchased, it may be possible for the Fund to partially offset any decline in the market value of these securities. A call option, on the other hand, is a short-term contract entitling the purchaser, in return for a premium paid, the right to buy the underlying security at a specified price upon exercise of the option, at any time prior to its expiration. The market price of the call, in most instances, will move in conjunction with the price of the underlying security.

The premium received by the Fund for the sale of options may be used by the Fund to reduce the risks associated with individual investments and to increase total investment return. Currently, the Adviser does not intend to commit greater than 25% of the Fund's net assets to option strategies.

THE ARBITRAGE EVENT-DRIVEN FUND

To achieve its investment objective, the Fund invests in equity and debt securities of companies that are impacted by corporate events such as mergers, acquisitions, restructurings, refinancings, recapitalizations, reorganizations or other special situations. In order to achieve its investment objective, the Fund may employ investment strategies such as merger arbitrage, convertible arbitrage and capital structure arbitrage. The Fund may invest in both U.S. and non-U.S. securities.

MERGER ARBITRAGE: Merger arbitrage is a highly specialized investment approach designed to profit from the successful completion of mergers, takeovers, tender offers, leveraged buyouts, spin offs, liquidations and other corporate reorganizations. The most common arbitrage activity, and the approach the Fund generally will use, involves purchasing the shares of an announced acquisition target company at a discount to their expected value upon completion of the acquisition. The Fund's investment adviser may engage in selling securities short when the terms of a proposed acquisition call for the exchange of common stock and/or other securities. In such a case, the common stock of the company to be acquired may be purchased and, at approximately the same time, an equivalent amount of the acquiring company's common stock and/or other securities may be sold short.

CONVERTIBLE ARBITRAGE: Convertible arbitrage is a specialized strategy that seeks to profit from mispricings between a firm's convertible securities and its underlying equity. The most common convertible arbitrage approach, and the strategy the Fund generally will use, matches a long position in the convertible security with a short position in the underlying common stock. The Fund seeks to purchase convertible securities at discounts to their expected future values and sell short shares of the underlying common stock in order to mitigate equity market movements. As stock prices rise and the convertible security becomes more equity sensitive, the Fund will sell short additional common shares in order to maintain the relationship between the convertible and the underlying common stock. As stock prices fall, the Fund will typically buy back a portion of shares which it had sold short. Positions are typically designed to earn income from coupon or dividend payments, and from the short sale of common stock.

CAPITAL STRUCTURE ARBITRAGE: Capital structure arbitrage seeks to profit from relative pricing discrepancies between related debt and/or equity securities. For example, the Fund may purchase a senior secured security of an issuer and sell short an unsecured security of the same issuer. In this example the trade would be profitable if credit quality spreads widened or if the issuer went bankrupt and the recovery rate for the senior debt was higher. Another example might involve the Fund purchasing one class of common stock while selling short a different class of common stock of the same issuer. It is expected that, over time, the relative mispricing of the securities will disappear, at which point the position will be liquidated.

The Fund continuously monitors its investments and evaluates each investment's risk/return profile, not only for each investment by itself, but also in the context of the Fund's overall portfolio and the availability of other event-driven opportunities. As a result of this continuous examination of investment conditions, the Fund will not necessarily use each of its available strategies (principal and non-principal) at a particular time, but rather will allocate its investments according to what the Adviser believes are the best risk adjusted opportunities available.

The Adviser expects the Fund's assets to be diversified in various industries; however if, for example, a large percentage of corporate events taking place within the U.S. are within one industry over a given period of time, a large portion of the Fund's assets could be concentrated in that industry for that period of time.

The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. When determining whether to sell or cover a security, the Adviser continuously reviews and rationalizes each investment's risk versus its reward relative to its predetermined exit strategy. The Fund will sell or cover a security when the securities of the companies involved in the transaction do not meet the Fund's expected return criteria when gauged by prevailing market prices and the relative risks of the situation.

NON-PRINCIPAL INVESTMENT STRATEGIES

The non-principal investment strategies that the Funds employ are described more fully below.

PUT AND CALL OPTIONS (THE ARBITRAGE EVENT-DRIVEN FUND ONLY): The Adviser may engage in purchasing and/or selling put and call options in an effort to reduce the risks associated with some of its investments. A put option is a short-term contract which gives the purchaser of the option, in return for a premium paid, the right to sell the underlying security at a specified price upon exercise of the option at any time prior to the expiration of the option. The market price of a put option normally will vary inversely with the market price of the underlying security. Consequently, by purchasing put options on securities the The Arbitrage Event-Driven Fund has purchased, it may be possible for the Fund to partially offset any decline in the market value of these securities. A call option, on the other hand, is a short-term contract entitling the purchaser, in return for a premium paid, the right to buy the underlying security at a specified price upon exercise of the option, at any time prior to its expiration. The market price of the call, in most instances, will move in conjunction with the price of the underlying security.

The premium received by the Fund for the sale of options may be used by the Fund to reduce the risks associated with individual investments and to increase total investment return.

LEVERAGE (THE ARBITRAGE EVENT-DRIVEN FUND ONLY): Each Fund may borrow from banks to increase its portfolio holdings of securities. Borrowings may be on a secured or unsecured basis at fixed or variable rates of interest. The Investment Company Act of 1940 requires a Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. This allows a Fund to borrow for such purposes an amount (when taken together with any borrowings for temporary or emergency purposes as described below) equal to as much as 50% of the value of its net assets (not including such borrowings).

TEMPORARY INVESTMENTS: Each Fund may adopt temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. Depending upon the level of merger activity and other economic and market conditions, a Fund may invest temporarily a substantial portion of its assets in cash or cash equivalents, including money market instruments such as Treasury bills and other short-term obligations of the United States Government, its agencies or instrumentalities, prime commercial paper, and repurchase agreements for the above securities. To the extent a Fund invests in these temporary investments, the Fund will not achieve its investment objective of growth of capital since these instruments bear interest but do not appreciate in value.

PRINCIPAL INVESTMENT RISKS

The principal investment risks of investing in the Funds are described below:

MERGER ARBITRAGE RISKS (THE ARBITRAGE FUND AND THE ARBITRAGE EVENT-DRIVEN
FUND): The principal risk associated with each Fund's merger arbitrage investment strategy is that the proposed reorganizations in which the Fund invests may be renegotiated or terminated, in which case the Fund may realize losses.

CONVERTIBLE SECURITY RISKS (THE ARBITRAGE EVENT-DRIVEN FUND ONLY): Convertible securities generally offer lower interest or dividend yields than non convertible securities of similar quality. Because convertible securities are higher in the firm's capital structure than equity, convertible securities are generally not as risky as the equity securities of the same issuer. However, convertible securities may gain or lose value due to changes in interest rates and other general economic conditions, industry fundamentals, market sentiment and changes in the issuer's operating results, financial statements and credit ratings.

SHORT SALE RISKS (THE ARBITRAGE FUND AND THE ARBITRAGE EVENT-DRIVEN FUND): A Fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. It is possible that a Fund's long positions will decline in value at the same time that the value of its short positions increase, thereby increasing potential losses to the Fund. Short sales expose a Fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. A Fund's investment performance will also suffer if it is required to close out a short position earlier than it had intended. In addition, a Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing. These expenses may negatively impact the performance of a Fund. Short positions introduce more risk to a Fund than long positions (purchases) because the maximum sustainable loss on a security purchased (held long) is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. Therefore, in theory, securities sold short have unlimited risk.

PUT AND CALL OPTIONS RISKS (THE ARBITRAGE FUND ONLY): options transactions involve special risks that may make it difficult or impossible to close a position when the Fund desires. These risks include:

o possible imperfect correlation between the price movements of the option and the underlying security,

o the potential lack of a liquid secondary market at any particular time, and

o    possible price fluctuation limits.

DEBT RISKS (THE ARBITRAGE EVENT-DRIVEN FUND ONLY): The Fund may invest in convertible and non convertible debt securities, including high yield fixed income securities, also known as "junk bonds". Investments in junk bonds are subject to greater credit risks than securities with credit ratings above investment grade and have a greater risk of default than investment grade debt securities. Junk bonds are less sensitive to interest rate changes than higher quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. Consequently, an economic downturn could severely disrupt the market for such securities and adversely affect the value of such securities.

INTEREST RATE RISKS( THE ARBITRAGE EVENT-DRIVEN FUND ONLY): Prices of senior loans, bonds and preferred stocks tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect prices of these securities and, accordingly, the Fund's share price. Although the Adviser closely monitors the Fund's duration, the longer the Fund's effective maturity and duration, the more its share price is likely to react to interest rates.

FOREIGN SECURITIES RISKS (THE ARBITRAGE FUND AND THE ARBITRAGE EVENT-DRIVEN
FUND): The securities of foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. The costs associated with securities transactions are often higher in foreign countries than the U.S. The U.S. dollar value of foreign securities traded in foreign currencies (and any dividends and interest earned) held by a Fund or by mutual funds in which the Fund invests may be affected favorably or unfavorably by changes in foreign currency exchange rates. An increase in the U.S. dollar relative to these other currencies will adversely affect a Fund. Additionally, investments in foreign securities, even those publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments. Foreign companies may not be subject to the same regulatory requirements of U.S. companies, and as a consequence, there may be less publicly available information about such companies. Also, foreign companies may not be subject to uniform accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. Foreign governments and foreign economies often are less stable than the U.S. Government and the U.S. economy.

HIGH PORTFOLIO TURNOVER RISKS (THE ARBITRAGE FUND AND THE ARBITRAGE EVENT-DRIVEN FUND): The Funds' investment strategies may result in high turnover rates. This may increase a Fund's brokerage commission costs, which would reduce performance. Rapid portfolio turnover also exposes shareholders to a higher current realization of short term gains which could cause you to pay higher taxes.

NON-PRINCIPAL INVESTMENT RISKS

The non-principal risks of investing in the Funds are as follows:

DERIVATIVES RISKS: In general, a derivative contract typically involves leverage (namely, it provides exposure to potential gain or loss from a change in the level of the market price of a security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract). The use of derivative instruments also exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include futures contracts, options on futures contracts, options (both written and purchased), swaps, and forward currency exchange contracts. A risk of a Fund's use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

COUNTERPARTY RISKS: The use of a derivative involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract (usually referred to as a "counterparty") or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract.

ILLIQUID INVESTMENTS RISKS: A Fund may experience difficulty in selling illiquid investments in a timely manner at the price it believes the investments are worth.

SECURITIES LENDING RISKS: In order to generate additional income, a Fund may, from time to time, lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities. A Fund must receive 100% collateral in the form of cash or U.S. government securities. This collateral must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the applicable Fund any dividends or interest paid on such securities. Loans are subject to termination by the applicable Fund or the borrower at any time. While a Fund does not have the right to vote securities on loan, it has the right to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults in its obligation to a Fund, the Fund bears the risk of delay in the recovery of its portfolio securities and the risk of loss of rights in the collateral. A Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which the Adviser has determined are creditworthy under guidelines established by the Trustees.

LEVERAGE RISKS: If a Fund uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a "when-issued" basis or purchasing derivative instruments in an effort to increase its returns, the Fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the Fund. Should a Fund employ leverage, the Fund's net asset value will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires a Fund to pay interest.

OPTION RISKS (THE ARBITRAGE EVENT-DRIVEN FUND ONLY): Option transactions in which the Fund may engage involve the specific risks described below:

o the writer of an option may be assigned an exercise at any time during the option period;

o disruptions in the markets for underlying instruments could result in losses for options investors;

o imperfect or no correlation between the option and the securities being hedged;

o    the insolvency of a broker could present risks for the broker's customers;
     and

o    market imposed restrictions may prohibit the exercise of certain options.

In addition, the option activities of the Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by the Fund.

PORTFOLIO HOLDINGS AND DISCLOSURE POLICY

Each Fund's top ten portfolio holdings in order of position size are published quarterly, with a 15-day lag, at http://www.thearbfund.com. Additional information about a Fund's Portfolio Holdings and Disclosure Policy is included within the Funds' Statement of Additional Information.

THE ADVISER

Water Island Capital, LLC, 41 Madison Avenue, 28th Floor, New York, New York 10010, a registered investment adviser, is the Funds' investment adviser. Subject to the authority of the Funds' Board of Trustees, the Adviser is responsible for the overall management of each Fund's business affairs. The Arbitrage Fund pays an annual fee that varies based on the amount of the Fund's net assets, while The Arbitrage Event-Driven Fund pays an annual fee of 1.25% on the amount of the Fund's net assets. Specifically, The Arbitrage Fund pays an annual fee of 1.25% on the first $250 million of its average daily net assets, 1.20% on the next $50 million of its average daily net assets, 1.15% on the next $50 million of its average daily net assets, 1.10% on the next $75 million of its average daily net assets, 1.05% on the next $75 million of its average daily net assets and 1.00% on its average daily net assets in excess of $500 million. The fee paid by The Arbitrage Fund for the fiscal year ending May 31, 2010 was 1.12% .

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement with the Adviser for The Arbitrage Fund is available in the Funds' latest annual report to shareholders for the period ended May 31, 2010. A discussion regarding the basis for the Board of Trustees approving the investment advisory with the Adviser for the The Arbitrage Event-Driven Fund will be available in the Fund's semi-annual report to shareholders for the period ending November 30, 2010.

The Adviser has entered into an Expense Waiver and Reimbursement Agreement with The Arbitrage Fund, which requires the Adviser to either waive fees due to it or subsidize various operating expenses of the Fund so that the total annual operating expenses of the Fund, exclusive of interest, taxes, dividends on short positions, acquired fund fees and expenses, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, do not exceed the annual rate of 1.69% of the Fund's average daily net assets allocable to Class R Shares and 1.44% of the Fund's average daily net assets allocable to Class I shares. The Agreement expires on August 31, 2015.

The Adviser has entered into an Expense Waiver and Reimbursement Agreement for The Arbitrage Event-Driven Fund, which requires the Adviser to either waive fees due to it or subsidize various operating expenses of the Fund so that the total annual operating expenses of the Fund, exclusive of interest, taxes, dividends on short positions, acquired fund fees and expenses, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, do not exceed the annual rate of 1.69% of the Fund's average daily net assets allocable to Class R Shares and 1.44% of the Fund's average daily net assets allocable to Class I shares. The Agreement expires on August 31, 2015.

Each of the Expense Waiver and Reimbursement Agreements permits the Adviser to recapture any fee waivers it makes, but only if the amounts can be recaptured within three years and without causing a Fund's total annual operating expenses to exceed the applicable expense cap.

John S. Orrico, CFA, Todd W. Munn and Roger P. Foltynowicz are portfolio managers for The Arbitrage Fund. They are all equally responsible for the day-to-day management of the portfolio of the Fund.

John S. Orrico, CFA, Gregory Loprete, Todd W. Munn and Roger P. Foltynowicz are portfolio managers for the The Arbitrage Event-Driven Fund. They are all equally responsible for the day-to-day management of the portfolio of the Fund.

Mr. Orrico serves as President of the Adviser and also serves as the President and a Trustee of the Fund. Prior to organizing the Adviser in January 2000, Mr. Orrico assisted in the management of private trusts and entities employing merger arbitrage strategies. Mr. Orrico received a Bachelors degree from Georgetown University in 1982 -- with a double major in Finance and International Management. He became a Chartered Financial Analyst in 1988.

Prior to becoming a portfolio manager of the Fund, Mr. Munn was a senior equity analyst for the Fund. Mr. Munn received a Master of Business Administration degree from Fordham Graduate School of Business in 2003 and a Bachelors degree from Gettysburg College in 1993 -- with a double major in Finance and Accounting.

Prior to becoming a portfolio manager of the Fund, Mr. Foltynowicz was a senior equity analyst for the Fund. Mr. Foltynowicz received a Master of Science degree from Pace University in 2006 -- with a major in Investment Management -- and a Bachelors degree from Presbyterian College in 1999 -- with a major in Business Administration.

Gregory Loprete joined Water Island Capital in 2009 and currently serves as co-portfolio manager of The Arbitrage Event-Driven Fund. He is primarily responsible for management of the firm's convertible and fixed income investments. Prior to joining Water Island Capital, Mr. Loprete worked at Keefe, Bruyette & Woods as a Convertible and Preferred Trader where he evaluated, implemented and managed convertible and capital structure investments. From 2007-2008, Mr. Loprete was a Director in the Convertible Arbitrage Group at Ramius Capital Group, LLC. At Ramius Mr. Loprete served as co-manager and trader for the firm's US Convertible Arbitrage Portfolio. From 2003 to 2007, Mr. Loprete was a Senior Convertible Analyst and Convertible Banking Liaison at SG Cowen & Company. Mr. Loprete received an M.B.A. in Finance from New York University and a B.A. in English Literature with a minor in Economics from the University of Delaware.

The Statement of Additional Information for the Funds, which is incorporated by reference into this Prospectus, provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Funds he manages.

DISTRIBUTION ARRANGEMENTS
--------------------------------------------------------------------------------

DISTRIBUTOR

SEI Investments Distribution Co. serves as principal underwriter for the Funds and as such, is the exclusive agent for the distribution of shares of the Funds.

DISTRIBUTION PLAN

Each Fund has adopted a Rule 12b-1 plan for Class R shares, which allows the Fund to pay distribution and other fees for the sale and distribution of Class R shares and for services provided to shareholders. The maximum level of distribution expenses is 0.25% per year of a Fund's average daily net assets allocable to Class R shares. As these fees are paid out of a Fund's assets on an on-going basis, over time these fees will increase the cost of an investment in Class R shares and may cost you more than paying other types of sales charges.

NET ASSET VALUE
--------------------------------------------------------------------------------
The net asset value per share of each Class of shares of a Fund will be determined on each day the New York Stock Exchange is open for business and will be computed by determining the aggregate market value of all assets of the Fund less its liabilities, and then dividing by the total number of shares outstanding. The NYSE is closed on weekends and most national holidays. The determination of net asset value for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received before the close of trading on the NYSE on that day (normally 4:00 p.m. Eastern Time).

Each Fund generally values portfolio securities at market value. If market quotations are not available or reliable, a Fund will value securities at their fair value as determined in good faith under the supervision of the Board of Trustees. The fair value of a security is the amount which a Fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and a Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange. Market quotations of foreign securities from the principal markets in which they trade may not be reliable if events or circumstances that may affect the value of portfolio securities occur between the time of the market quotation and the close of trading on the New York Stock Exchange. In addition, since certain foreign securities may trade on weekends or days when a Fund does not price its shares, the value of these securities may change on days when Fund shares cannot be purchased or redeemed.

HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------
ELIGIBLE PURCHASES

Effective as of 4:00 p.m. Eastern Time July 19, 2010, the Class R shares and the Class I shares of The Arbitrage Fund are closed to new investors, except as described below. The Fund reserves the right, at any time, to re-open to new investors or to modify the extent to which future sales of shares are limited.

As of the close date, new accounts may continue to be established under the following circumstances: (1) a financial adviser, registered investment adviser, or financial intermediary whose clients have established accounts in the Fund as of July 19, 2010 may continue to open new accounts in the Fund for any of its new or existing clients; (2) a firm directing discretionary or non-discretionary "model" business whose clients have established accounts in the Fund as of July 19, 2010 may continue to open new accounts in the Fund for any of its new or existing clients; (3) existing or new participants in employee benefit plans such as 401(k) retirement plans that have listed the Fund as an investment option as of July 19, 2010 may continue to open new accounts in the Fund through such benefit plan; and (4) Trustees and family members of the Fund's Board of Trustees and Adviser employees and family members may continue to open new accounts in the Fund. The Fund, in its sole discretion, may permit the establishment of new accounts under circumstances not identified above, and may reject any purchase order or rescind any exception listed above.

CHOOSING A SHARE CLASS

Each Fund offers two classes of shares, Class R and Class I. The two classes, which represent interests in the same portfolio of investments and have the same rights, differ primarily in the expenses to which they are subject and required investment minimums (the minimum investment amounts are subject to waiver, as discussed below). Class R shares are subject to an annual 12b-1 fee of up to 0.25% of a Fund's average daily net assets allocable to Class R shares, whereas Class I shares are not subject to any 12b-1 fees.

Class I shares are available only to shareholders who invest directly in a Fund or who invest through a broker-dealer, financial institution or servicing agent that does not receive a distribution fee from the Fund or the Adviser. There is also a higher minimum initial investment requirement (subject to waiver, as discussed below) with respect to Class I shares.

If you qualify as a purchaser of Class I shares, but your account is invested in Class R shares, you may convert your Class R shares to Class I shares based on the relative net asset values of the two Classes on the conversion date.

Each Fund is a no-load Fund. This means that shares (Class R and Class I) may be purchased without the imposition of any sales charge. Shares of a Fund are available for purchase from the Fund every day the NYSE is open for business, at the net asset value next calculated after receipt of the purchase request in good order. Each Fund mails you confirmations of all purchases or redemptions of Fund shares.

MINIMUM INVESTMENT AMOUNTS

CLASS R SHARES* -- The minimum initial investment for all types of accounts is $2,000. There is no minimum for subsequent investments other than investments through the Fund's Automatic Invesment Plan, which has a $100 minimum for investments.

CLASS I SHARES* -- The minimum initial investment for all types of accounts is $100,000. There is no minimum for subsequent investments other than investments through the Fund's Automatic Invesment Plan, which has a $100 minimum for investments.

* Each Fund has granted the authority to the Adviser, in its sole discretion, to waive the initial investment minimums for both the Class R and Class I shares. The Adviser, though granted sole discretion by each Fund, has committed to consult the Fund's Chief Compliance Officer prior to authorizing any such waivers.

     Additionally, there will be no investment minimums for either share class for both omnibus and non-omnibus accounts held by financial institutions for the benefit of their clients who purchase shares through investment programs such as (1) employee benefit plans, like 401(k) retirement plans;
     (2) fee-based advisory or "wrap" programs; (3) mutual fund supermarkets or platforms such as those maintained by Schwab, Fidelity, TD Ameritrade or other broker-dealers; (4) consulting firms; and (5) trust companies.

GOOD ORDER:
When making a purchase request, make sure your request is in good order. "Good order" means your purchase request includes:
o    the name of the applicable Fund
o    the dollar amount of shares to be purchased
o    the name(s) on the account and the account number
o    check payable to THE ARBITRAGE FUNDS

Shares of each Fund are offered on a continuous basis. Each Fund reserves the right, in its sole discretion, to reject any application to purchase shares. Purchase orders will not be accepted unless they are accompanied by a check drawn on a U.S. bank, savings and loan, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check, together with the name(s) on the account and the account number, to the address below. You should make all checks payable to "The Arbitrage Funds." The Funds do not accept cash, credit cards, money orders, travelers checks, third party checks, or bearer forms securities of any kind.

NOTE: You will be charged a $25.00 fee against your account, in addition to any loss sustained by a Fund, for any payment check returned for insufficient funds.

WHEN ORDERS ARE PROCESSED

All shares will be purchased at the net asset value per share next determined after a Fund receives your purchase request in good order. All requests received in good order by a Fund before 4:00 p.m. (Eastern Time) will be executed on that same day. Requests received after 4:00 p.m. will be processed on the next business day.

PURCHASE BY MAIL

You may purchase shares of each Fund by sending your request to DST Systems, Inc. (the "Transfer Agent") at one of the following addresses:

          REGULAR MAIL                      EXPRESS/OVERNIGHT MAIL
          The Arbitrage Funds               The Arbitrage Funds
          c/o DST Systems, Inc.             c/o DST Systems, Inc.
          P.O. Box 219842                   430 W. 7th St.
          Kansas City, MO 64121-9842        Kansas City, MO 64105

PURCHASE THROUGH BROKERS

You may use your broker, dealer, financial institution or other servicing agent to purchase shares of a Fund if the servicing agent has an agreement with the Fund's distributor. Please note that such agents may charge additional fees for their services. Depending on your servicing agent's arrangements with a Fund, you may qualify to purchase Class I shares, which are subject to lower ongoing expenses. Please see "Choosing a Share Class" above for more information or contact your servicing agent. You should also note that your servicing agent may become a record shareholder of a Fund requiring all purchase and redemption requests to be sent through your servicing agent. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from a Fund. You should carefully read the program materials provided to you by your servicing agent.

Certain servicing agents may provide administrative services (such as sub-transfer agency, record-keeping or shareholder communications services) to investors purchasing shares of a Fund through such companies. The Adviser or a Fund may pay fees to these servicing agents for their services. They may also compensate servicing agents in connection with the sale of Fund shares. These payments may create an incentive for the servicing agents to recommend that you purchase Fund shares.

PURCHASE BY WIRE

If you wish to wire money to invest in a Fund, please call the Funds at 1-800-295-4485 to notify the Funds that a wire transfer is coming. You may use the following instructions:

      The Arbitrage Funds
      United Missouri Bank
      ABA #: 101000695
      Account #: 9871417816
      For further credit to: Name/Fund #/Account #

For your information, the Fund numbers are as follows:

       The Arbitrage Fund Class R - 1001
       The Arbitrage Fund Class I - 1000
       The Arbitrage Event-Driven Fund Class R - 6001
       The Arbitrage Event-Driven Fund Class I - 6000

AUTOMATIC INVESTMENT PLAN

You may participate in the Funds' Automatic Investment Plan, an investment plan that automatically debits money from your bank account and invests it in the Funds through the use of electronic funds transfers or automatic bank drafts. After making an initial investment of at least $2,000, you may elect to make subsequent investments by transfers of a minimum of $100 on specified days of each month into your established Fund account. Please contact the Funds at 1-800-295-4485 for more information about the Automatic Investment Plan.

RETIREMENT PLANS

You may purchase shares of a Fund for your individual retirement plans. Please call the Funds at 1-800-295-4485 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

The Funds do not accept cash, credit card checks, money orders, travelers checks, third party checks, or bearer forms securities of any kind.

REDEMPTIONS
--------------------------------------------------------------------------------
WRITTEN REDEMPTION REQUESTS

You will be entitled to redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

          REGULAR MAIL                       EXPRESS/OVERNIGHT MAIL
          The Arbitrage Funds                The Arbitrage Funds
          c/o DST Systems, Inc.              c/o DST Systems, Inc.
          P.O. Box 219842                    430 W. 7th St.
          Kansas City, MO 64121-9842         Kansas City, MO 64105

REDEEMING BY TELEPHONE

You may redeem shares by telephone having a value of up to a maximum of $25,000 in any 30-day period. The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call 1-800-295-4485. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions. IRA accounts are not redeemable by telephone.

The telephone redemption privilege is automatically available to you unless you have instructed the Funds to remove this privilege from your account.

The telephone redemption privilege will not be available with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days. Neither the Funds, the Transfer Agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss. Each Fund or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If a Fund and/or the Transfer Agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

WIRE REDEMPTIONS

If you request your redemption proceeds to be sent by wire transfer, you will be required to pay a $15 wire transfer fee to cover costs associated with the transfer. In addition, your bank may impose a charge for receiving wires.

REDEMPTION FEE

A redemption fee of 2% of the dollar value of the shares redeemed, payable to the applicable Fund, is imposed on any redemption of shares within 30 days of the date of purchase. No redemption fee will be imposed on the redemption of shares representing reinvested dividends or capital gains distributions, or on amounts representing capital appreciation of shares. In determining whether a redemption fee is applicable to a particular redemption, it is assumed that the redemption is first of shares acquired pursuant to the reinvestment of dividends and capital gains distributions, and next of other shares held by the shareholder for the longest period of time.

The redemption fee will not be assessed on the redemption of shares held through qualified retirement plans. The redemption fee is also waived on required distributions from IRA accounts due to the shareholder reaching age 70 1/2, and for any partial or complete redemption following death or disability (as defined in Section 22(e)(3) of the Internal Revenue Code) of a shareholder named on the account. Redemptions resulting from recharacterizations and/or excess contributions from an IRA account also may be waived. The Funds may require documentation in connection with these waivers.

In addition to the circumstances noted in the preceding paragraph, each Fund has granted authority to the Adviser to waive the redemption fee at its sole discretion where the Adviser believes such waiver is in the best interests of the Fund. The Adviser, though granted sole discretion by the Funds, has committed to consult the Funds' Chief Compliance Officer prior to authorizing any such waivers.

SYSTEMATIC WITHDRAWAL PLAN
If an account has a current value of at least $10,000, you may adopt a Systematic Withdrawal Plan to provide for monthly, quarterly or other periodic checks for any designated amount of $500 or more. If you wish to open a Systematic Withdrawal Plan, please contact the Funds at 1-800-295-4485.

WHEN REDEMPTIONS ARE SENT
Once a Fund receives your redemption request in "good order" as described below, it will issue a check based on the next determined net asset value following your redemption request. If you purchase shares using a check and soon after request a redemption, the applicable Fund will honor the redemption request, but will not mail the proceeds until your purchase check has cleared (usually within 15 days).

A Fund may delay the payment of redemption proceeds for up to seven days in all cases. In addition, a Fund can suspend redemptions and/or postpone payments or redemption proceeds beyond seven days at times when the NYSE is closed or during emergency circumstances, as determined by the Securities and Exchange Commission.

GOOD ORDER
Your redemption request will be processed if it is in "good order." To be in good order, the following conditions must be satisfied:

o    The request should indicate the name of the applicable Fund;
o The request should indicate the number of shares or dollar amount to be redeemed;
o The request must identify the name(s) on your account and your account number; and
o The request should be signed by you and any other person listed on the account, exactly as the shares are registered.

See below for a discussion on when the signature(s) on the request must be guaranteed by an eligible medallion signature guarantor.

WHEN YOU NEED SIGNATURE GUARANTEES
If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the Funds with a medallion signature guarantee. A signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers.

In addition, a signature guarantee is required if:

o you request a redemption to be made payable to a person not on record with the Funds;
o you request that a redemption be mailed to an address other than that on record with the Funds, or a change of address request was received by the transfer agent within the last 30 days;
o    when establishing or modifying certain services on an account; or
o the shares to be redeemed over any 30-day period have a value of greater than $25,000.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations) or by completing a supplemental telephone redemption authorization form. Contact the Funds to obtain this form. Further, in some cases, documentation may be required to change the designated account if shares are held by a corporation, fiduciary or other organization. A NOTARY PUBLIC CANNOT GUARANTEE SIGNATURES.

RETIREMENT PLANS

If you are redeeming shares from an IRA or other retirement plan, you must indicate on your redemption request whether the Funds should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

REDEEMING THROUGH BROKERS

If shares of the Funds are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Funds. The servicing agent may charge a fee for this service.

LOW BALANCES AND REDEMPTION "IN KIND"

If at any time your account balance falls below $1,000 for Class R shares or $50,000 for Class I shares, the Funds may notify you that, unless the account is brought up to at least that amount, your account could be closed. The Funds may, within 30 days, redeem all of your shares and close your account by sending you a check to the address of record on your account. In addition, with respect to Class I shares, the Funds may convert your Class I shares into Class R shares. Any such conversion will occur at the relative net asset value of the two share Classes, without the imposition of any fees or other charges. Where a retirement plan or other financial intermediary holds Class I shares on behalf of its participants or clients, the above policy applies to any such participants or clients when they roll over their accounts with the retirement plan or financial intermediary into an individual retirement account and they are not otherwise eligible to purchase Class I shares.

The Funds may pay redemption requests "in kind". This means that the Funds may pay redemption requests entirely or partially with securities rather then with cash. Shareholders who receive a redemption "in kind" may incur costs to dispose of such securities.

FREQUENT TRADING POLICIES

Frequent purchases and redemptions of Fund shares by a shareholder may harm other Fund shareholders by interfering with the efficient management of a Fund's portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares. Accordingly, the Funds' Board of Trustees discourages frequent purchases and redemptions of Fund shares by:

     1) Reserving the right to reject any purchase order for any reason or no reason, including purchase requests from potential investors that the Funds believe might engage in frequent purchases and redemptions of Fund shares; and

     2) Imposing a 2% redemption fee on redemptions or exchanges that occur within 30 days of the share purchase.

The redemption fee applies to all investors, including those investors that invest in omnibus accounts at intermediaries such as investment advisers, broker-dealers and third party administrators. The Funds rely on intermediaries to determine when a redemption occurs within 30 days of a purchase. The right to reject an order applies to any order, including an order placed from an omnibus account. Although the Funds have taken steps to discourage frequent purchases and redemptions of Fund shares, they cannot guarantee that such trading will not occur.

EXCHANGING SHARES
--------------------------------------------------------------------------------
Class R shares of either Fund may be exchanged for Class R shares of the other Fund at their relative net asset values. Class I shares of either Fund may be exchanged for Class I shares of the other Fund at their relative net asset values.

You may have a taxable gain or loss as a result of an exchange because the Internal Revenue Code treats an exchange as a sale of shares. The Funds impose a fee equal to 2% of the dollar value of the shares exchanged within 30 days of the date of purchase. This fee does not apply to shares purchased through reinvested distributions (dividends and capital gains), shares held in retirement plans, or shares redeemed through designated systematic withdrawal plans. The exchange fee operates in the same manner as the redemption fee discussed under the caption "Redemption Fee" on page 30.

To exchange shares:

1.   Read this Prospectus carefully

2. Determine the number of shares you want to exchange keeping in mind that exchanges are subject to a $1,000 minimum

3. Call DST Systems, Inc. at 1-800-295-4485. You may also make an exchange by writing to The Arbitrage Funds, c/o DST Systems, Inc., P.O. Box 219842, Kansas City, Missouri 64121-9842.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

The Funds intend to qualify as regulated investment companies for federal income tax purposes and, as such, they will not be subject to federal income tax on their taxable income and gains that they distribute to their shareholders. Under ordinary circumstances, the Funds intend to distribute their income and gains in such a way that they will not be subject to a federal excise tax on certain undistributed amounts. However, no assurance can be given that the Funds will not be subject to the excise tax.

The Funds intend to distribute substantially all of their net investment income and net realized capital gains in December. Distributions will be reinvested in shares of the Funds unless you elect to receive cash. Distributions from net investment income (including any excess of net short-term capital gains over net long-term capital losses) are generally taxable to investors as ordinary income (although a portion of such distributions may be taxable to investors at the lower rate applicable to dividend income), while distributions of capital gains (the excess of net long-term capital gains over net short-term capital losses) are taxable as long-term capital gains, regardless of your holding period of Fund shares. The Funds expect that, as a result of their investment objectives and strategies, their distributions will consist primarily of short-term capital gains, which are taxable as ordinary income. Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January. Each year the Funds will inform you of the amount and type of your distributions. IRAs and other qualified retirement plans are exempt from federal income taxation.

Redemptions of shares of the Funds are taxable events on which you may realize a gain or loss.

The Funds require you to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Funds to withhold 28% of any distribution and redemption proceeds. The Funds reserve the right to reject your purchase order if you have not provided a certified social security or taxpayer identification number.

The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares. In addition to federal taxes, you may be subject to state and local taxes on distributions. This summary is not intended to be and should not be construed to be legal or tax advice. You should consult your own tax advisors to determine the tax consequences of owning Fund shares.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand The Arbitrage Fund's financial performance for the past 5 years for Class R Shares and Class I Shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in The Arbitrage Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Tait, Weller & Baker LLP, whose report, along with The Arbitrage Fund's financial statements, are included in the annual report, which is available upon request.

The Arbitrage Event-Driven Fund is newly organized and therefore has not yet had any operations as of the date of this Prospectus.

CLASS R SHARES

                                                 SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
--------------------------------------------------------------------------------------------------------------------------------
                                                  YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED     YEAR ENDED
                                                  MAY 31, 2010     MAY 31, 2009     MAY 31, 2008     MAY 31, 2007   MAY 31, 2006
--------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year               $   12.43         $  12.79         $  12.91        $  12.73      $    11.88
                                                    --------         --------         --------         --------       --------
Income (loss) from investment operations:
  Net investment income (loss)                         (0.14)(c)        (0.16)(c)        (0.03)(c)        0.03(c)        (0.10)
  Net realized and unrealized gains
     on investments and foreign currencies              0.52(c)          0.30(c)          0.78(c)         0.67(c)         0.95
                                                    --------         --------         --------         --------       --------
Total from investment operations                        0.38             0.14             0.75            0.70            0.85
                                                    --------         --------         --------         --------       --------
Less distributions:
  From net investment income                           (0.05)              --               --              --              --
  From net realized gains                              (0.26)           (0.52)           (0.87)          (0.52)             --
                                                    --------         --------         --------         --------       --------
Total distributions                                    (0.31)           (0.52)           (0.87)          (0.52)             --
                                                    --------         --------         --------         --------       --------
Proceeds from redemption fees collected                 0.00(a)          0.02             0.00(a)         0.00(a)         0.00(a)
                                                    --------         --------         --------         --------       --------
Net asset value at end of year                      $  12.50         $  12.43         $  12.79         $  12.91       $  12.73
                                                    ========         ========         ========         ========       ========
Total return(b)                                        3.08%            1.64%            5.97%            5.64%          7.15%
                                                    ========         ========         ========         ========       ========
Net assets at end of year (000's)                   $759,235         $219,338         $112,092         $ 75,207       $ 87,643
                                                    ========         ========         ========         ========       ========
Ratio of expenses to average net assets                2.80%            3.28%            2.44%            2.38%          2.41%
Ratio of expenses to average net assets
  excluding interest and dividend expense(d)(e)        1.63%            1.95%            1.96%            2.12%          2.12%
Ratio of expenses to average net assets
  excluding interest and dividend expense
  and after advisory fees waived and
  expenses reiminbured(d)(e)                           1.63%            1.95%            1.90%            1.95%          1.95%
Ratio of expenses to average net assets
  excluding tax, interest and dividend expense
  and after advisory fees waived and
  expenses reiminbured(d)(e)                           1.63%            1.88%            1.90%            1.95%          1.95%
Ratio of net investment income (loss) to
  average net assets:
     Before advisory fees waived and
       expenses reimbursed                            (1.12%)          (1.34%)          (0.31%)           0.06%         (0.44%)
     After advisory fees waived and
       expenses reimbursed                            (1.12%)          (1.34%)          (0.25%)           0.23%         (0.28%)
Portfolio turnover rate                                 371%             709%             712%             383%           394%

(a)  Amount rounds to less than $0.01 per share.
(b) Total return is a measure of the change in the value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distribution are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c) Per share amounts were calculated using average shares for the year or period.
(d) Dividend expense totaled 0.88%, 0.74%, 0.48%, 0.26% and 0.29% of average net assets for the years ended May 31, 2010, 2009, 2008, 2007 and 2006, respectively.
(e) Interest rebate expense and line of credit interest expense totaled 0.29% and 0.58% of average net assets for the years ended May 31, 2010 and 2009, respectively.

Amounts designated as "--" are either $0 or have been rounded to $0.

CLASS I SHARES

                                                 SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
----------------------------------------------------------------------------------------------------------------------------------
                                                   YEAR ENDED       YEAR ENDED       YEAR ENDED        YEAR ENDED      YEAR ENDED
                                                  MAY 31, 2010     MAY 31, 2009     MAY 31, 2008      MAY 31, 2007    MAY 31, 2006
----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                $  12.60         $  12.95         $  13.03          $  12.81       $   11.93
                                                    --------         --------         --------           --------       --------
Income (loss) from investment operations:
  Net investment income (loss)                         (0.11)(c)        (0.11)(c)         0.01(c)(f)        0.06(c)        (0.10)
  Net realized and unrealized gains on
     investments and foreign currencies                 0.52(c)          0.28(c)          0.78(c)           0.68(c)         0.98
                                                    --------         --------         --------           --------       --------
Total from investment operations                        0.41             0.17             0.79              0.74            0.88
                                                    --------         --------         --------           --------       --------
Less distributions:
  From net investment income                           (0.07)              --               --                --              --
  From net realized gains                              (0.26)           (0.52)           (0.87)            (0.52)             --
                                                    --------         --------         --------           --------       --------
Total distributions                                    (0.33)           (0.52)           (0.87)             (0.52)            --
                                                    --------         --------         --------           --------       --------
Proceeds from redemption fees collected                 0.00(a)          0.00(a)          0.00(a)            0.00(a)        0.00(a)
                                                    --------         --------         --------           --------       --------
Net asset value at end of year                      $  12.68         $  12.60         $  12.95           $  13.03       $  12.81
                                                    ========         ========         ========           ========       ========
Total return(b)                                        3.28%            1.69%            6.23%              5.92%          7.38%
                                                    ========         ========         ========           ========       ========
Net assets at end of year (000's)                   $582,460         $108,780         $ 81,832           $ 91,935       $ 88,011
                                                    ========         ========         ========           ========       ========
Ratio of expenses to average net assets                2.55%            3.03%            2.20%              2.13%          2.16%
Ratio of expenses to average net assets
  excluding interest and dividend expense(d)(e)        1.38%            1.70%            1.72%              1.87%          1.87%
Ratio of expenses to average net assets
  excluding interest and dividend expense
  and after advisory fees waived and
  expenses reiminbured(d)(e)                           1.38%            1.70%            1.65%              1.70%          1.70%
Ratio of expenses to average net assets
  excluding tax, interest and dividend expense
  and after advisory fees waived and
  expenses reiminbured(d)(e)                           1.38%            1.63%            1.65%              1.70%          1.70%
Ratio of net investment income (loss) to
  average net assets:
  Before advisory fees waived and
     expenses reimbursed                              (0.85%)          (0.87%)           0.04%              0.28%         (0.29%)
  After advisory fees waived and
     expenses reimbursed                              (0.85%)          (0.87%)           0.11%              0.46%         (0.12%)
Portfolio turnover rate                                 371%             709%             712%               383%           394%

(a)  Amount rounds to less than $0.01 per share.
(b) Total return is a measure of the change in the value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c) Per share amounts were calculated using average shares for the year or period.
(d) Dividend expense totaled 0.88%, 0.74%, 0.48%, 0.26% and 0.29% of average net assets for the periods ended May 31, 2010, 2009, 2008, 2007 and 2006, respectively.
(e) Interest rebate expense and line of credit interest expense totaled 0.29% and 0.58% of average net assets for the years ended May 31, 2010 and 2009, respectively.
(f) The amount shown for a share outstanding throughout the period does not accord with the aggregate net losses on investments for the period because of the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund.
Amounts designated as "--" are either $0 or have been rounded to $0.

PRIVACY POLICY

COMMITMENT TO CONSUMER PRIVACY

The Arbitrage Funds are committed to handling consumer information responsibly. We recognize and respect the privacy expectations of each of our customers. We believe the confidentiality and protection of consumer information is one of our fundamental responsibilities.

COLLECTION AND DISCLOSURE OF SHAREHOLDER INFORMATION

Consumer information collected by, or on behalf of the Arbitrage Funds generally comes from the following sources:

o Account applications, other required forms, correspondence, written or electronic, or telephone contacts with shareholders or consumers inquiring about the Arbitrage Funds;

o    Transaction history of a shareholder's account; or

o    Third parties.

We may disclose consumer information to third parties who are not affiliated with the Arbitrage Funds:

o as permitted by law, for example with service providers who maintain or service customer accounts for the Arbitrage Funds or to a shareholder's broker/dealer, or

o to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION

We require service providers to the Arbitrage Funds:

o to maintain policies and procedures designed to assure only appropriate access to, and use of information about customers of the Arbitrage Funds; and

o to maintain physical, electronic and procedural safeguards that comply with federal standards to guard non public personal information of customers of the Arbitrage Funds.



                          NOT PART OF THE PROSPECTUS.

                            [ARBITRAGE LOGO OMITTED]
                              THE ARBITRAGE FUNDS


                               THE ARBITRAGE FUND
                        THE ARBITRAGE EVENT-DRIVEN FUND



                  ADVISER    WATER ISLAND CAPITAL, LLC
                             41 Madison Avenue, 28th Floor
                             New York, NY 10010

               DISTRIBUTOR   SEI INVESTMENTS DISTRIBUTION CO.
                             1 Freedom Valley Drive
                             Oaks, PA 19456

            TRANSFER AGENT   DST SYSTEMS, INC.
                             P.O. Box 219842
                             Kansas City, MO 64121-9842

Additional information about the Funds is included in the Statement of Additional Information (SAI), which is hereby incorporated by reference in its entirety. Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and strategies that significantly affected the Funds' performance during their last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Funds, or to make shareholder inquires about the Funds, please call 1-800-295-4485. You may also write to:

                              THE ARBITRAGE FUNDS
                             c/o DST Systems, Inc.
                                P.O. Box 219842
                           Kansas City, MO 64121-9842

As indicated above, the SAI and the annual and semiannual reports are available upon telephonic or written request. They are also available on the Funds' website, at http://www.thearbfund.com, and on the SEC's Internet site, as discussed below.

You may review and obtain copies of Fund information, including the SAI, at the SEC Public Reference Room in Washington, D.C. Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room. Reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.

                    Investment Company Act File # 811-09815

                                                                     ARB (10/10)